UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 14, 2023
FRESH TRACKS THERAPEUTICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Central Avenue
Suite 100
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FRTX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.
On December 14, 2023, in preparation for the planned liquidation and dissolution (the “Dissolution”) of Fresh Tracks Therapeutics, Inc. (“Fresh Tracks” or the “Company”), the Company’s Board of Directors terminated the Fresh Tracks Therapeutics, Inc. Employee Stock Purchase Plan (the “ESPP”) and authorized the termination of the At Market Issuance Sales Agreement, dated March 9, 2021 (the “2021 Agreement”), among the Company, Oppenheimer & Co. Inc. (“Oppenheimer”) and William Blair & Company, L.L.C. (together with Oppenheimer, the “Agents”), and the At Market Issuance Sales Agreement, dated April 14, 2020, between the Company and Oppenheimer (the “2020 Agreement,” and together with the 2021 Agreement, the “ATM Agreements”). On December 14, 2023, in accordance with the terms of the ATM Agreements, the Company delivered a notice to terminate the ATM Agreements to the Agents, and the terminations will be effective on December 22, 2023.
ESPP
The ESPP allowed qualified employees to purchase shares of the Company’s common stock at a price per share equal to 85% of the lower of: (i) the closing price of the Company’s common stock on the first trading day of the applicable purchase period or (ii) the closing price of the Company’s common stock on the last trading day of the applicable purchase period. Each participant could elect to have a percentage of eligible compensation between 1% and 10% withheld as a payroll deduction per pay period. The accumulated deductions were automatically applied on each purchase date (the last trading day of a purchase period) to the purchase of shares of the Company’s common stock at the purchase price in effect for that purchase date. New six-month purchase periods began each January 1 and July 1. The final purchase period under the ESPP began on January 1, 2023 and ended on June 30, 2023.
ATM Agreements
Pursuant to the terms of the 2021 Agreement, the Company could sell from time to time through the Agents shares of its common stock having an aggregate offering price of up to $50.0 million. Sales of shares were made by means of ordinary brokers’ transactions on The Nasdaq Capital Market at market prices or as otherwise agreed by the Company and the Agents. Under the terms of the 2021 Agreement, the Company could also sell the shares from time to time to an Agent as principal for its own account at a price to be agreed upon at the time of sale. Any sale of the shares to an Agent as principal would have been pursuant to the terms of a separate placement notice between the Company and such Agent. At the time the notice to terminate was delivered, approximately $38.0 million of shares of common stock were remaining, but had not yet been sold by the Company under the 2021 Agreement.
Pursuant to the terms of the 2020 Agreement, the Company could sell from time to time through Oppenheimer shares of its common stock having an aggregate offering price of up to $8.0 million. Sales of the shares were made by means of ordinary brokers’ transactions on The Nasdaq Capital Market at market prices or as otherwise agreed by the Company and Oppenheimer. Under the terms of the 2020 Agreement, the Company could also sell the shares from time to time to Oppenheimer as principal for its own account at a price to be agreed upon at the time of sale. Any sale of the shares to Oppenheimer as principal would have been pursuant to the terms of a separate placement notice between the Company and Oppenheimer. At the time the notice to terminate was delivered, approximately $2.6 million of shares of common stock were remaining, but had not yet been sold by the Company under the 2020 Agreement.
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this Current Report on Form 8-K relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, Fresh Tracks’ proposed Dissolution pursuant to its proposed plan of liquidation and dissolution (the “Plan of Dissolution”), the timing of filing of the Certificate of Dissolution, the timing and outcome of the special meeting of stockholders to approve the Dissolution and the Plan of Dissolution, the Company’s intent to seek judicial dissolution and the results of such action, the amount, number, and timing of liquidating distributions, if any, to its stockholders, the amount of reserves, and similar statements, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this Current Report on Form 8-K, the words “may,” “could,” “should,” “might,” “show,” “continue,” “conduct,” “reduce,” “report,” “seek,” “conserve,” “distribute,” “dissolve,” “encourage,” “discontinue,” “terminate,” “wind down,” “additional,” “announce,” “anticipate,” “believe,” “sufficient,” “estimate,” “expect,” “intend,” “plan,” “potential,” “will,” “evaluate,” “aim,” “meet,” “support,” “look forward,” “develop,” “promise,” “provide,” “first-in-class,” “opportunity,” “disrupt,” “reduce,” “suggest,” and similar expressions and their variants, as they relate to Fresh Tracks or any of Fresh Tracks’ partners, or third parties, may identify forward-looking statements. Fresh Tracks cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include the availability, timing and amount of liquidating distributions being different than expected; the amounts that will need to be set aside as reserves by Fresh Tracks being higher than anticipated; the possible inadequacy of such reserves to satisfy Fresh Tracks’ obligations; potential unknown contingencies or liabilities, and Fresh Tracks’ potential inability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any remaining Fresh Tracks assets; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the incurrence by Fresh Tracks of expenses relating to the Dissolution being different than estimated; the ability of the Fresh Tracks board of directors to abandon, modify or delay implementation of the Dissolution, even after stockholder approval; failure of the Company’s stockholders to approve the proposed Plan of Dissolution; the Company’s ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, including the establishment of an adequate contingency reserve; and the uncertain macroeconomic and political environment.
Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Fresh Tracks’ filings with the Securities and Exchange Commission, which are available at https://www.sec.gov (or at https://www.frtx.com). Readers are cautioned that these forward-looking statements and other statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are only estimates or predictions and should not place undue reliance upon the forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Fresh Tracks specifically disclaims any duty or obligation to update forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2023	Fresh Tracks Therapeutics, Inc.

	By:	/s/ Albert N. Marchio, II
	Name:	Albert N. Marchio, II
	Title:	Chief Executive Officer and Chief Financial Officer